UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 30, 2013

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.

Hawaiian Electric Industries, Inc.	1-8503	99-0208097

                               State of Hawaii

(State or other jurisdiction of incorporation)

               1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

                                           None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On July 30, 2013, HEI issued a news release, “American Savings Bank Reports Second Quarter 2013 Earnings.” This news release is furnished as HEI Exhibit 99.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

HEI Exhibit 99                                         News release, dated July 30, 2013, “American Savings Bank Reports Second Quarter 2013 Earnings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.

(Registrant)

/s/ James A. Ajello
James A. Ajello
Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer of HEI)
Date: July 30, 2013